ORIGINAL

onset financial

AMENDMENT NO. 2
TO
LEASE SCHEDULE NO. 001, AS AMENDED
TO
MASTER LEASE AGREEMENT NO. OFI1445421

Reference is made to Lease Schedule No. 001 dated August 8, 2022, including any amendments thereto, (collectively, the "Schedule") between **ONSET FINANCIAL, INC.** (the "Lessor") and **THE SUSTAINABLE GREEN TEAM, LTD.** and **MULCH MANUFACTURING, INC.**, as co-lessees, (collectively, the "Lessee") to Master Lease Agreement No. OFI1445421 dated August 8, 2022 (the "Master Lease"). The Schedule as it incorporates the terms and conditions of the Master Lease is referred to herein as the "Lease". Pursuant to the Lease, Lessor has agreed to purchase and lease to Lessee property specified in the Lease. All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Lease.

Based on the determination of the final Total Property Cost, a more specific description of the Property, and a determination of the Amended Monthly Lease Rate Factor, the Schedule is hereby amended effective the date hereof by deleting Sections 1, 4, 5, 6 and 8 and replacing them with the following:

SECTION 1 PROPERTY: All furniture, fixtures, and equipment relating to mulch production facilities including but not limited to office equipment, manufacturing equipment, rolling stock, scales, dry kilns and boilers, sawmill and scales, mulch processing, coloring, and bagging equipment, each of the foregoing together with any and all replacement parts, components, accessories, and related items thereto together with any and all attachments, accessions, additions, enhancements and replacements thereto, all as more fully described on the Exhibit A to the Acceptance and Delivery Certificate.

SECTION 4 TOTAL PROPERTY COST: $7,500,000.00

SECTION 5 AMENDED MONTHLY LEASE RATE FACTOR: 0.03578

SECTION 6 MONTHLY RENTAL: $268,350.00, plus applicable sales/use tax

SECTION 8 DEPOSIT: $268,350.00. Provided no Event of Default has occurred under the Lease, the Deposit shall be applied to the last Monthly Rental, plus applicable sales/use tax

The Schedule shall be further amended by deleting Section 10 in its entirety.

All other terms and conditions of the Lease shall remain in full force and effect without change.

Dated: November 16, 2022

[Signature(s) on following page]

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ORIGINAL

[Amendment No. 2 to Lease Schedule No. 001 Signature Page], AS AMENDED

LESSOR:

ONSET FINANCIAL, INC.

BY: Laura Assis
Laura de Assis

TITLE: Vice President

LESSEE:

THE SUSTAINABLE GREEN TEAM, LTD.

BY: ______________________

TITLE: CPO

LESSEE:

MULCH MANUFACTURING, INC.

BY: ______________________

TITLE: CPO

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